UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

April 19, 2023

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 19, 2023, Canadian Pacific Kansas City Limited (f/k/a Canadian Pacific Railway Limited), a Canadian corporation (the “Corporation”) and its subsidiary, Canadian Pacific Railway Company, a Canadian corporation (“CPRC”) completed (i) previously announced offers to exchange (the “Exchange Offers”) any and all of Kansas City Southern’s (“KCS”) outstanding 3.125% Senior Notes due 2026, 2.875% Senior Notes due 2029, 4.300% Senior Notes due 2043, 4.950% Senior Notes due 2045, 4.700% Senior Notes due 2048, 3.500% Senior Notes due 2050 and 4.200% Senior Notes due 2069 (collectively, the “Old Notes”) for CPRC’s 3.125% Notes due 2026, 2.875% Notes due 2029, 4.300% Notes due 2043, 4.950% Notes due 2045, 4.700% Notes due 2048, 3.500% Notes due 2050 and 4.200% Notes due 2069, each unconditionally guaranteed on an unsecured basis by the Corporation (collectively, the “CPRC Notes”) and cash; and (ii) the related solicitation of consents (the “Consent Solicitations”) from the holders of the Old Notes for the adoption of certain amendments (the “Amendments”) to the Indenture, dated December 9, 2015 (the “KCS Base Indenture”), by and among KCS, the guarantors party thereto and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, as trustee (the “KCS Trustee”), and the supplemental indentures governing the Old Notes (collectively, with the KCS Base Indenture, the “Old Notes Indentures”).

The Exchange Offers commenced on March 20, 2023 and expired at 5:00 p.m. ET on April 17, 2023 (the “Expiration Date”). As of the Expiration Date, the principal amounts of Old Notes set forth in the table below had been validly tendered and accepted for exchange by CPRC and were subsequently transferred to KCS for cancellation:

Series of Old Notes Subject to the Exchange	Aggregate Principal Amount Tendered and Cancelled	Percentage of Total Outstanding Principal Amount of such Series of Old Notes Tendered Cancelled	Aggregate Principal Amount of Old Notes Outstanding following Cancellation
3.125% Senior Notes due 2026	$226,911,000	90.76%	$23,089,000
2.875% Senior Notes due 2029	$414,841,000	97.61%	$10,159,000
4.300% Senior Notes due 2043	$448,453,000	99.96%	$198,000
4.950% Senior Notes due 2045	$463,066,000	92.77%	$36,099,000
4.700% Senior Notes due 2048	$497,866,000	99.57%	$2,134,000
3.500% Senior Notes due 2050	$542,556,000	98.65%	$7,444,000
4.200% Senior Notes due 2069	$420,491,000	98.94%	$4,509,000

Following such cancellation, $83,632,000 aggregate principal amount of Old Notes remain outstanding.

As of the Expiration Date, all conditions to the Exchange Offers were satisfied. In connection with the settlement of the Exchange Offers, CPRC issued $ 226,823,000 of 3.125% Notes due 2026, $414,838,000 of 2.875% Notes due 2029, $448,453,000 of 4.300% Notes due 2043, $462,991,000 of 4.950% Notes due 2045, $497,861,000 of 4.700% Notes due 2048, $542,518,000 of 3.500% Notes due 2050 and $420,463,000 of 4.200% Notes due 2069 and distributed the total exchange compensation and interest accrued on the Old Notes to eligible holders of Old Notes who validly tendered and did not validly withdraw such Old Notes at or prior to the Expiration Date. The CPRC Notes were issued under and are governed by the terms of the Indenture, dated as of September 11, 2015, by and among CPRC and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”) and the Sixth Supplemental Indenture, dated as of April 19, 2023, by and among CPRC, the Corporation, as guarantor, and the Trustee (the “Sixth Supplemental Indenture”).

With respect to the Old Notes, at 5:00 p.m. ET on April 17, 2023, the requisite consents applicable to each series of Old Notes were obtained to adopt the Amendments to the Old Notes Indentures. Accordingly, KCS entered into a Thirteenth Supplemental Indenture, dated as of April 19, 2023 (the “Thirteenth Supplemental Indenture”), by and among KCS, the guarantors party thereto and the KCS Trustee, which amended and supplemented the Old Notes Indentures and adopted the Amendments. The Amendments, among other things, modified or eliminated certain reporting requirements, restrictive covenants and events of default in the Old Notes Indentures applicable to the respective series of Old Notes. The foregoing summary of the Thirteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Thirteenth Supplemental Indenture, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Exchange Offers and Consent Solicitations were made pursuant to the terms and conditions set forth in CPRC’s and the Corporation’s preliminary prospectus, which forms a part of the registration statement on Form F-4, filed by CPRC and the Corporation with the Securities and Exchange Commission (“SEC”) on March 20, 2023 (File Nos. 333-270686, 333-270686-01) (the “Registration Statement”), and the final prospectus, filed by CPRC and the Corporation with the SEC on April 5, 2023 (the “Prospectus”). The CPRC Notes have been registered under the Securities Act of 1933 pursuant to the Registration Statement. The terms of the CPRC Notes are further described in the Prospectus.

Copies of the Sixth Supplemental Indenture and the forms of the CPRC Notes are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 4.1	Sixth Supplemental Indenture, dated as of April 19, 2023, by and among CPRC, the Corporation, as guarantor, and the Trustee.

Exhibit 4.2	Form of 3.125% Notes due 2026 (included in Exhibit 4.1).

Exhibit 4.3	Form of 3.875% Notes due 2029 (included in Exhibit 4.1).

Exhibit 4.4	Form of 4.300% Notes due 2043 (included in Exhibit 4.1).

Exhibit 4.5	Form of 4.950% Notes due 2045 (included in Exhibit 4.1).

Exhibit 4.6	Form of 4.700% Notes due 2048 (included in Exhibit 4.1).

Exhibit 4.7	Form of 3.500% Notes due 2050 (included in Exhibit 4.1).

Exhibit 4.8	Form of 4.200% Notes due 2069 (included in Exhibit 4.1).

Exhibit 99.1	Thirteenth Supplemental Indenture, dated as of April 19, 2023, by and among KCS, the guarantors party thereto and the KCS Trustee.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2023

CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary